Exhibit 99.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Reebok International Ltd. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1)              the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (“10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)              the information contained in the Company’s 10-Q being filed fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul Fireman
Paul Fireman
Chairman and Chief Executive Officer

Dated: May 13, 2003

A signed original of this written statement required by Section 906 has been provided to Reebok International Ltd. and will be retained by Reebok International Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.